SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PACHOLDER HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(2) Aggregate number of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 480

Cincinnati, OH 45236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on November 17, 2003

October 28, 2003

To the Stockholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on November 17, 2003, at 10:30 o’clock a.m., Eastern Time, at Bank One Towers Conference Room, 8044 Montgomery Road, East Tower, 1st Floor, Cincinnati, Ohio, for the following purposes:

1. To elect a Board of four Directors to serve until the next Annual Meeting and until their successors are elected and qualified (Proposal 1); and

2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on October 14, 2003, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

James P. Shanahan, Jr.

Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 480

Cincinnati, OH 45236

PROXY STATEMENT

Annual Meeting of Shareholders to be held November 17, 2003

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the “Fund”) for use at the Annual Meeting of shareholders to be held on November 17, 2003, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about October 28, 2003.

The Board of Directors has fixed the close of business on October 14, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 12,850,063 shares of Common Stock and 2,640 shares of Series W Auction Rate Cumulative Preferred Stock. Each outstanding share is entitled to one vote. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding shares of the Fund. On the record date, the directors and officers of the Fund as a group owned beneficially 125,593 shares of the Fund, which is less than 1% of the Fund’s outstanding shares.

The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated the four persons listed below for election as directors, each to hold office until the next Annual Meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the Annual Meeting of shareholders held on December 17, 2002.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

Under the Fund’s charter the holders of the outstanding shares of Auction Rate Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Woodard for election by holders of the Auction Rate Cumulative Preferred Stock and Messrs. Grant and Williamson for election by the holders of the Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Votes to withhold authority will not be considered votes cast for this purpose. The following tables set forth information concerning the nominees.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Interested Director
William J. Morgan* 8044 Montgomery Road Suite 480 Cincinnati, OH 45236 Age 49	Chairman of the Board, President and Director	Elected Annually/ Director Position Held Since 1988	President, Treasurer and Director, Pacholder Associates, Inc.

Non-Interested Directors
George D. Woodard 22229 North 54th Way Phoenix, AZ 85054-7144 Age 57	Director	Elected Annually/ Position Held Since 1995	Closely Held Business Specialist, Henry & Horne, P.L.C. (certified public accountants) since March 2000 and 1996-1999; Realtor with A.S.K. Realty August 1999 to February 2000.

Daniel A. Grant 1440 Greenfield Crossing Ballwin, MO 63021 Age 59	Director	Elected Annually/ Position Held since 1992	President, Utility Management Services (business consulting).

John F. Williamson 24 Barcelona Way Hot Springs Village, AR 71909 Age 65	Director	Elected Annually/ Position Held Since 1991	Chairman and President, Williamson Associates, Inc. (investment adviser), January 1997 to June 2002; Director of ICO Inc., April 1995 to May 2002, Chairman from June 2001 to May 2002.

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) because of his affiliation with the Fund’s investment adviser, Pacholder & Company, LLC (the “Adviser”), which is an affiliate of Pacholder Associates, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Fund Shares Owned by Directors

The following table sets forth, for each director, the amount and dollar range of equity shares beneficially owned in the Fund as of August 31, 2003. The information as to beneficial ownership is based on statements furnished to the Fund by each director. Unless otherwise noted, (i) beneficial ownership is based on sole investment power and (ii) each director’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund. The Fund is not part of a fund complex.

Name of Director	Amount of Fund Shares Beneficially Owned	Dollar Range of Fund Shares Beneficially Owned
William J. Morgan*	52,388	Over $100,000
George D. Woodard	15,800	Over $100,000
Daniel A. Grant	2,605	$10,001-$50,000
John F. Williamson	11,326	$50,001-$100,000

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Audit Committee and Board of Directors Meetings

The Board of Directors has an Audit Committee which is composed entirely of directors who are not “interested persons” of the Fund, the Adviser or its affiliates as that term is defined in the 1940 Act. The Audit Committee operates pursuant to a written charter, which was most recently amended on May 19, 2003, and most recently filed with the Securities and Exchange Commission (“SEC”) in 2001. The Audit Committee is responsible for conferring with the Fund’s independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund’s independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The members of the Audit Committee are George F. Woodard (Chairman), Daniel A. Grant and John F. Williamson. The report of the Audit Committee, as approved on February 24, 2003, is attached to this proxy statement as Appendix 1.

During the fiscal year ended December 31, 2002, the Board of Directors met five times. No director attended fewer than 75% of the board meetings. The Audit Committee held two meetings during 2002 at which all committee members were in attendance.

Officers of the Fund

The officers of the Fund are elected by and hold office at discretion of the Board of Directors of the Fund. The Board of Directors has elected three officers of the Fund. The following table sets forth information concerning each officer of the Fund who served during all of the last fiscal year of the Fund, including the amount of equity shares beneficially owned by the officers in the Fund as of September 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power and (ii) each officer’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Amount of Fund Shares Beneficially Owned
William J. Morgan* 8044 Montgomery Road Suite 480 Cincinnati, OH 45236 Age 49	Chairman of the Board, President and Director	Director Since 1988, Chairman of the Board Since 1997, President Since 2000	President, Treasurer and Director, Pacholder Associates, Inc.	52,388

James P. Shanahan, Jr.* 8044 Montgomery Road Suite 480 Cincinnati, OH 45236 Age 42	Secretary	Position Held Since 1988	Executive Vice President and General Counsel, Pacholder Associates, Inc.	33,168

James E. Gibson* 8044 Montgomery Road Suite 480 Cincinnati, OH 45236 Age 38	Treasurer	Position Held Since 2000	Executive Vice President, Pacholder Associates, Inc.	10,306

*	Messrs. Morgan, Shanahan and Gibson are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Compensation of Directors and Officers

Directors and officers of the Fund, who are employed by the Adviser or a corporate affiliate of the Adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the Adviser or any corporate affiliate of the Adviser an annual fee of $10,000 plus $1,500 or $1,000 for each meeting of the Board of Directors or Audit Committee attended in person or by telephone, respectively, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The Fund’s officers are compensated by the Pacholder Associates, Inc. for services rendered to the Fund. The following table sets forth the information concerning the compensation paid by the Fund to directors and officers during the fiscal year ended December 31, 2002

Name and Position	Aggregate Compensation from the Fund (1)
William J. Morgan* Chairman of the Board, President and Director	$0
George D. Woodard Director	$20,000
Daniel A. Grant Director	$20,000
John F. Williamson Director	$20,000
James P. Shanahan, Jr.* Secretary	$0
James E. Gibson* Treasurer	$0

(1)	The Fund does not offer any pension or retirement plan benefits to its directors or officers. The Fund is not part of a fund complex.

*	Messrs. Morgan, Shanahan and Gibson are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with the Adviser, which is an affiliate of Pacholder Associates, Inc.

Section 16(a) Beneficial Owner Reporting Compliance

Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 2: OTHER BUSINESS

The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Pacholder & Company, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is an affiliate of Pacholder Associates, Inc., and Banc One Investment Advisors Corporation, each an investment advisory firm. The principal business address of the Adviser is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236. The Adviser makes and implements investment decisions and supervises all aspects of the Fund’s operations. It also provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund.

Administrative and Accounting Services

Kenwood Administrative Management, Inc. (the “Administrator”), 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236, an affiliate of the Adviser and Pacholder Associates, Inc., serves as administrator of the Fund. The Administrator monitors the Fund’s compliance with various regulatory requirements, coordinates and monitors the activities of the Fund’s other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. For the fiscal year ended December 31, 2002, the total amount of administrative fees paid by the Fund was $173,842.

Pacholder Associates, Inc., an affiliate of the Adviser, is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund’s books of account, and (iv) monitoring, in conjunction with the Fund’s custodian, all corporate actions, including dividends and distributions and stock splits, in respect of securities held in the Fund’s portfolio. For the fiscal year ended December 31, 2002, the total amount of accounting fees paid by the Fund was $44,347.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

The Board of Directors has selected Deloitte & Touche LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2003. The firm of Deloitte & Touche LLP has been the Fund’s independent auditors since its inception in November 1988. In addition, Deloitte & Touche LLP prepares the Fund’s federal and state income tax returns and provides certain permitted non-audit services. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee has considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Adviser and entities that control, are controlled by or are under common control with the Adviser is compatible with maintaining the auditors’ independence and has discussed the auditors’ independence with them. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Fund’s annual financial statements, and the review of the financial statements included in the Fund’s reports to shareholders, for fiscal year ended December 31, 2002 were $32,375.

Financial Information Systems Design and Implementation Fees

There were no fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2002 for financial information systems design and implementation services provided to the Fund, the Adviser or entities that control, are controlled by or are under common control with the Adviser that provide services to the Fund.

All Other Fees

There were $192,568 in fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2002, for other services provided to the Fund, the Adviser and entities that control, are controlled by or are under common control with the Adviser that provide services to the Fund.

SOLICITATION OF PROXIES

In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of the Annual Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors, will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners.

SHAREHOLDER PROPOSALS

If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next Annual Meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.

SHAREHOLDER REPORTS

The Fund’s Annual Report for the fiscal year ended December 31, 2002, and Semi-Annual Report for the six months ended June 30, 2003, may be obtained without charge by calling the Fund toll free at 1-888-294-8217 or by writing to Pacholder High Yield Fund, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236.

Appendix 1

PACHOLDER HIGH YIELD FUND, INC.

(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Fund met on February 24, 2003 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2002. The Audit Committee operates pursuant to a charter last amended December 13, 2000, which sets forth the roles of the Fund’s management, independent auditors, the Board of Directors and the Audit Committee in the Fund’s financial reporting process. Pursuant to the charter, the Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, internal controls, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors and recommending the initial and ongoing engagement of such auditors.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of Deloitte & Touche LLP with Deloitte & Touche LLP.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte & Touche LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte & Touche LLP is in fact “independent.”

Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report for the year ended December 31, 2002.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 121(A) of the American Stock Exchange’s listing standards.

Submitted by the Audit Committee

of the Fund’s Board of Directors

George D. Woodard (Chairman)

Daniel A. Grant

John F. Williamson

As approved on February 24, 2003.

Pacholder High Yield Fund, Inc.	000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value – Proxy Card

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 – William J. Morgan

02 – George D. Woodard

03 – Daniel A. Grant

04 – John F. Williamson

B	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X      H H H      P P P P      0025192

001CD40001    00ALXA

Proxy – Pacholder High Yield Fund, Inc.

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on November 17, 2003, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” the proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

00ALYB

Pacholder High Yield Fund, Inc.	000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

Annual Meeting Proxy Card

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 – Daniel A. Grant

02 – John F. Williamson

B	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X      H H H      P P P P      0025191

001CD40001        00ALVA

Proxy – Pacholder High Yield Fund, Inc.

Pacholder High Yield Fund, Inc. 2003 ANNUAL MEETING

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on November 17, 2003, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” the proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENVELOPE PROVIDED.

00ALWB